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Exhibit 10.6

                                       WARRANT

                                  TO PURCHASE 37,500
                                SHARES OF COMMON STOCK
                                          OF
                                THE COBALT GROUP, INC.

THIS CERTIFIES THAT, for payment of $100 and other due and valid consideration, GH Investments or its assigns is entitled to subscribe for and purchase from The Cobalt Group, Inc. a Washington corporation (the "Company"), THIRTY-SEVEN THOUSAND FIVE HUNDRED (37,500) fully paid and nonassessable shares of the Common Stock of the Company at the price of $0.55 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant, as set forth below. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means GH Investments, any party who acquires all or a part of this Warrant as a registered transferee of GH Investments, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term "Common Stock" means and includes the Company's presently authorized common stock, par value $.01 per share, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company; and the term "Convertible Securities" means any stock or other securities convertible into, or exchangeable for, Common Stock.

This Warrant is subject to the following provisions, terms and conditions:

     1.   EXERCISE; TRANSFERABILITY.

          (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the Surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

          (b) This Warrant may be exercised in whole or in part at any time from the date hereof to and including February 28, 2004.

          (c) Until the Company has conducted a public offering of its Common Stock registered under the Securities Act of 1933, as amended (an "Initial Public Offering), this Warrant may not be sold, assigned, hypothecated, or otherwise transferred except


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          to partners of GH Investments and subject to the opinion of counsel as provided in Section 7 hereof that such transaction is not in violation of federal or state securities laws. After an Initial Public
          Offering, this Warrant may be sold, assigned, hypothecated, or otherwise transferred without restriction, subject to the opinion of counsel as provided in Section 7 hereof that such transaction is not in violation of federal or state securities laws.

     2. EXCHANGE AND REPLACEMENT. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

     3.   ISSUANCE OF THE WARRANT SHARES.

          (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

          (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws. If registrations are not in effect and if exemptions are not available when the Holder


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          seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for issuance of the Warrant Shares.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of its Common Stock is at all times equal to, or less than, the then effective Warrant Exercise Price. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. ANTIDILUTION ADJUSTMENTS. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

          (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter: (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock,
          (ii) subdivide its Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Warrant Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the


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          adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

          (b) In case of any consolidation or merger to which the Company is the party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above, but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

          (c) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.


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     7.   NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES.

          (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

          (b)  If, in the opinion of either of the counsel referred to in this
          Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 6 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

     8.   CONVERSION RIGHTS.

          (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Rights") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 8 at any time or from time to time prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise pace or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as


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          hereinafter defined) of the Converted Warrant Stock, determined in each case as of the close of business on the Conversion Date (as
          hereinafter defined).   The "Net Value" of the Converted Warrant
          Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. No fractional shares shall be issuable upon exercise of the Conversion Rights and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

          (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of the Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 15 days following the Conversion Date.

          (c) For purposes of this paragraph 8, the "fair market value" of a share of Common Stock as of a particular date shall mean, if the Common Stock is traded on a securities exchange or on the NASDAQ National Market System, the average of the closing prices of the Common Stock on such exchange or the NASDAQ National Market System on the 5 trading days ending on the trading day prior to the date of determination, or if the Common Stock is otherwise traded in the over-the-counter market, the average of the closing bid prices on the 5 trading days ending on the trading day prior to the date of determination. If at any time the Common Stock is not traded on an exchange or the NASDAQ National Market System, or otherwise traded in the over-the-counter market, the Fair Market Value shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.


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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated February 27, 1997.


THE COBALT GROUP, INC.



By:
   -------------------------------

Its:
    ------------------------------


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                                   WARRANT EXERCISE

                      (To be Executed by the Registered Holder
                           in Order to Exercise Warrant)


     The undersigned hereby irrevocably elects to exercise the attached Warrant and to purchase for cash ____________ (*) of the shares issuable upon the exercise of said Warrant and requests that certificates for such Shares shall be issued in the name of:




PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF REGISTERED HOLDER

--------------------------

--------------------------


GH INVESTMENTS



-------------------------------------------------------------------
Address


Dated:                                          , 19
      ------------------------------------------    -------

Signature:
          ---------------------------------------------------------




* Insert here the number of Warrants evidenced on the face of the Warrant (or, in the case of a partial exercise, the portion thereof being exercised), in either case without making any adjustment for additional Common Stock or any other securities or property or cash which, pursuant to the adjustment provisions referred to in the Warrant, may be deliverable upon exercise.


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                                  WARRANT ASSIGNMENT

                      (To be Executed by the Registered Holder
                           in Order to Transfer Warrant)



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ the purchase right represented by the foregoing Warrant to purchase _________ shares of Common Stock of _____________ to which such Warrant relates and appoints ____________ attorney to transfer such purchase right on the books of __________________ with full power of substitution in the premises.





----------------------------------------------------
(Name)


-----------------------------------------------------------------
(Address)


Dated:                          , 19
       -------------------------    ------

Signature:
          ------------------------------------------


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